AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

                          MPD MEDICAL ASSOCIATES, P.C.



         THIS AMENDMENT NO. 1 ("Amendment No.1") dated as of October 1, 2000 to the Management Agreement dated as of July 1, 1999 by and between IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("Management Company") and MPD Medical Associates, P.C., a New York professional services corporation with its principal place of business at 200 Old Country Road, Mineola, New York 11501 ("PC").

                                    RECITALS:

         Management Company and PC entered into a Management Agreement dated as of July 1, 1999 (the "Management Agreement").

         Management Company has fully performed the services provided for under the Management Agreement.

         In recognition of the additional services and capital provided to PC, the parties have agreed to increase the Monthly Management Fee, as such term is defined in the Management Agreement.

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, Management Company and PC agree as follows:

         1. Section 6.4 and its subparts are hereby deleted in their entirety and the following is hereby substituted therefor:

         "6.4 PC shall pay Management Company a Monthly Management Fee in the amount of Sixty Thousand Dollars ($60,000.00) for the period October 1, 2000 through and inclusive of September 30, 2001. Prior to October 1, 2001, PC and Management Company shall, in good faith negotiate a Monthly Management Fee for the period commencing October 1, 2001. In the event Management Company and PC are unable to negotiate successfully a Monthly Management Fee for the period commencing October 1, 2001, then the Monthly Management Fee of $60,000 shall remain in effect until such time as a new Monthly Management Fee is agreed upon."

         2. This Amendment is made pursuant to Section 12.5 of the Management Agreement.

         3. All other provisions of the Management Agreement, as amended, not in conflict with this Amendment No. 1 remain in full force and effect.

         IN WITNESS WHEREOF, the parties have signed this Amendment No. 1 the date first above written.


INTEGRAMED AMERICA, INC.



By:/s/Gerardo Canet
   ------------------------------
   Gerardo Canet, President & CEO




MPD MEDICAL ASSOCIATES, P.C.



By:/s/Gabriel San Roman
   ----------------------------------
   Gabriel San Roman, M.D., President